UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RMK Advantage Income Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

50 North Front Street

Memphis, Tennessee 38103

May 30, 2007

Dear Stockholder:

We are pleased to enclose the notice and proxy statement for the Joint Annual Meeting of Stockholders of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”) to be held on July 13, 2007 at the Funds’ principal executive offices, 50 North Front Street, 21st Floor, Memphis, Tennessee at 11:00 a.m. Central Time.

At the Funds’ Joint Annual Meeting of Stockholders, you will be asked to vote on the election of two Class I Directors of your Fund(s).

Your Board(s) of Directors, including all of the Independent Directors, unanimously recommends that you vote “FOR” the election of each of the nominees. The attached proxy materials provide more information regarding the nominees.

Your vote is important. Voting your shares early will permit the Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached proxy materials, please complete, sign and date your proxy card and mail it in the enclosed postage-paid envelope. Please refer to the enclosed proxy card for alternative forms of voting or you may vote in person.

Thank you for your continued support.

Sincerely,

Brian B. Sullivan

President

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

50 North Front Street

Memphis, Tennessee 38103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of each of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”) will be held on July 13, 2007 at 11:00 a.m. Central Time, at the Funds’ principal executive offices, 50 North Front Street, 21st Floor, Memphis, Tennessee for the following purposes:

(1)	To elect two Class I Directors to serve until the annual meeting of stockholders in 2010, or until their successors are elected and qualified; and

(2)	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof

The Board of Directors of each Fund unanimously recommends that stockholders vote “FOR” the election of each of the nominees.

The Funds’ Boards of Directors have fixed the close of business on April 30, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

By Order of the Boards of Directors,

Charles D. Maxwell

Secretary

May 30, 2007

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you own shares of more than one Fund, there will be more than one proxy card enclosed. Please fill out and return each proxy card. Please refer to the enclosed proxy card for instructions on alternative forms of voting. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote in favor of the election of each of the nominees.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be.

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

50 North Front Street

Memphis, Tennessee 38103

PROXY STATEMENT

Annual Meeting of Stockholders

July 13, 2007

INTRODUCTION

This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of each of RMK Advantage Income Fund, Inc. (“Advantage Income Fund”), RMK High Income Fund, Inc. (“High Income Fund”), RMK Multi-Sector High Income Fund, Inc. (“Multi-Sector High Income Fund”) and RMK Strategic Income Fund, Inc. (“Strategic Income Fund”) (each, a “Fund” and collectively, the “Funds”) to be voted at the Annual Meeting of Stockholders of the Funds to be held on July 13, 2007 at 11:00 a.m. Central Time at the Funds’ principal executive offices, 50 North Front Street, 21st Floor, Memphis, Tennessee, or any adjournment thereof (the “Meeting”). The approximate mailing date of this Proxy Statement and the accompanying form of proxy is May 30, 2007. The Annual Report of each Fund for the fiscal year ended March 31, 2007, including audited financial statements, accompanies this Proxy Statement. As discussed more fully below, stockholders of the Funds are being asked to vote on the election of two Class I Directors of their Fund(s). The Boards know of no business other than the election of the Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The close of business on April 30, 2007 has been fixed as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, Advantage Income Fund had 31,483,186.6790 outstanding shares of common stock, High Income Fund had 23,072,750.1814 outstanding shares of common stock, Multi-Sector High Income Fund had 33,256,436.7657 outstanding shares of common stock and Strategic Income Fund had 27,944,327.0082 outstanding shares of common stock. Each share entitles the holder to one vote, with no shares having cumulative voting rights. To the knowledge of the Funds, as of the Record Date, no person is the beneficial owner of more than five percent of any of the Fund’s outstanding shares. As of the Record Date, directors and officers of each Fund as a group own an aggregate of less than one percent of the Fund’s outstanding shares.

The presence, in person or by proxy, of stockholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. Each outstanding full share of common stock of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such an adjournment.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions indicated in the proxies; if no direction is indicated, the shares will be voted “FOR” the election of each of the nominees. Assuming a quorum is present at the Meeting, the election of each Director requires a plurality of the votes cast at the Meeting. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Broker non-votes are shares held in “street name” for which a broker or other nominee indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which either (i) the broker or other nominee does not have discretionary voting authority or (ii) the broker or other nominee returns the proxy but expressly declines to vote on a particular matter. Votes withheld, abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment of a meeting where a quorum is not present. Accordingly, votes withheld, abstentions and broker non-votes effectively will be a vote “AGAINST” such adjournment because the required vote is a percentage of the shares present at the Meeting. Votes withheld, abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to elect the nominees.

The cost of preparing, assembling, printing and mailing the proxy materials, and any additional solicitation expenses, including reimbursement of brokerage firms and others for their expenses of forwarding proxy materials to the beneficial owners of shares, will be borne by the Funds. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or other electronic communications or personal contact by representatives of Morgan Keegan & Company, Inc. (“Morgan Keegan”), the Funds’ administrator, none of whom will receive any compensation from the Funds for these activities. If votes are recorded by telephone, Morgan Keegan will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that a stockholder’s instructions have been properly recorded.

You may revoke your proxy at any time before the Meeting by providing another proxy or by letter or telegram revoking the initial proxy. To be effective,

your revocation must be received by the Secretary of the Fund prior to the Meeting and must include your name and account number. If you attend the Meeting in person, you may vote by ballot, thereby canceling any proxy you provided previously. Proxies voted by alternative forms may be revoked in the same manner that proxies by mail may be revoked.

Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

PROPOSAL

ELECTION OF DIRECTORS

Each Fund Board is divided into three classes, designated Class I, Class II and Class III, with the terms of office of Class I, Class II and Class III Directors expiring at the annual meeting of stockholders held in 2007, 2008, and 2009, respectively, and at each third annual meeting of stockholders thereafter. The classification of the Directors is designed to promote the continuity and stability of the Funds’ management and policies. Because of this classification, elections of Directors at two or more stockholder meetings, instead of one, are required to effect a change in a majority of the Directors.

The current Class I Directors, James Stillman R. McFadden and J. Kenneth Alderman, each have terms expiring in 2007. Each of the Class I Directors has consented to be named in this Proxy Statement and to serve as a Director if elected.

The Boards and the Independent Directors Committees took into consideration the qualifications, experience and background of each nominee. In particular, the Boards and the Independent Directors Committees considered each nominee’s familiarity with the Funds as a result of their current service as Directors and their knowledge of the investment company industry. After discussion and consideration, the Boards, including the Independent Directors, voted to nominate James Stillman R. McFadden and J. Kenneth Alderman (collectively, the “Director Nominees”) for election as Class I Directors with terms expiring in 2010.

The Boards know of no reason why the Director Nominees would become unavailable for election as Directors, but if that should occur before the Meeting, the proxies received will be voted for such other nominees as the Boards, including the Independent Directors, may nominate. None of the Directors are related to another.

Information About the Funds’ Directors and Officers

Certain information concerning the Funds’ Director Nominees and other Directors and Officers is set forth below. Unless otherwise noted, each of the Director Nominees and other Directors and Officers has engaged in the principal occupation(s) listed in the following table for five years or more. An asterisk (*) indicates Directors and Officers who are “interested persons” as defined in the

Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds by virtue of their positions with Morgan Asset Management, Inc. (“MAM”), the Funds’ adviser, Morgan Keegan and/or Regions Financial Corporation, the publicly held parent of MAM, Morgan Keegan, and its other subsidiaries. Each other Director is a Director who is not an “interested person” (“Independent Director”) as defined in the 1940 Act.

Information About the Funds’ Directors

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
CLASS I—DIRECTOR NOMINEES
Independent Director
James Stillman R. McFadden(4) Age 49	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Mr. McFadden has been Chief Manager of McFadden Communications, LLC (commercial printing) since 2002. He also has served as a Director of Indian Spring Land Co. (real estate development) since 2006.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Interested Director
J. Kenneth Alderman* Age 54	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Mr. Alderman has been President of Regions Morgan Keegan Trust and Chief Executive Officer of Morgan Asset Management, Inc. since 2002. He has also served as an Executive Vice President of Regions Financial Corporation since 2000. Mr. Alderman is a Certified Public Accountant and he holds the Chartered Financial Analyst designation.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
CLASS II—DIRECTORS
Independent Directors
W. Randall Pittman Age 53	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Mr. Pittman has been Chief Financial Officer of Emageon Inc. (healthcare information systems) since 2002. From 1999 to 2002, he was Chief Financial Officer of BioCryst Pharmaceuticals, Inc. (biotechnology). From 1998 to 1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals). From 1995 to 1998, he served as Senior Vice President – Finance of CaremarkRx (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice President and Controller.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Mary S. Stone Age 56	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Ms. Stone has been a professor at the University of Alabama Culverhouse School of Accountancy since 1981 and has held the Hugh Culverhouse Endowed Chair of Accountancy since 2002. She has served as Director of the Culverhouse School of Accountancy since 2004. She is also a former member of Financial Accounting Standards Advisory Council, AICPA, Accounting Standards Executive Committee and AACSB International Accounting Accreditation Committee. She is a Certified Public Accountant.	18	None

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Interested Director
Allen B. Morgan, Jr.* Age 64	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial Corporation since 2001 and 2003, respectively. He also has served as a Director of MAM since 1993. Mr. Morgan has been Chairman and Executive Managing Director of Morgan Keegan since 1969.	18	Regions Financial Corporation

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
CLASS III—DIRECTORS
Independent Directors
Jack R. Blair Age 65	Director of Advantage Income Fund since 2005 Director of High Income Fund since 2005 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2005	Mr. Blair serves as non-executive Chairman of DJO, Inc. (orthopedic equipment). Mr. Blair served as non-executive Chairman of SCB Computer Technology, Inc. from September 2000 until March 2004 when the company was acquired by CIBER, Inc.	18	NuVasive, Inc. (medical device company), Buckman Laboratories, Inc. (specialty chemicals manufacturer) and ActiveImplants Corporation (orthopedic medical device company)
Albert C. Johnson Age 62	Director of Advantage Income Fund since 2005 Director of High Income Fund since 2005 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2005	Mr. Johnson has been an independent financial consultant since 1998. He was Senior Vice President and Chief Financial Officer of Dunn Investment Company (construction) from 1994 to 1998. He also was with Arthur Andersen LLP from 1965 to 1994, retiring as the Managing Partner of the firm’s Birmingham office.	18	Books-A-Million, Inc. since 2005, currently Chairman of the Audit Committee

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorship(s) Held by Director
Archie W. Willis, III Age 49	Director of Advantage Income Fund since 2004 Director of High Income Fund since 2003 Director of Multi-Sector High Income Fund since 2005 Director of Strategic Income Fund since 2004	Mr. Willis has been President of Community Capital (financial advisory and real estate development consulting) since 1999 and Vice President of Community Realty Company (real estate brokerage) since 1999. He was a First Vice President of Morgan Keegan from 1991 to 1999.	18	Memphis Telecom, LLC since 2001 and a member of the Advisory Board of Tri-State Bank of Memphis since 2006

(1)	The address of each Director is c/o the Funds, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.
(2)

The Boards are divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meetings of stockholders held in 2007, 2008, and 2009, respectively, and at each third annual meeting of stockholders thereafter. Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death or resignation or removal as provided in the Funds’ charter documents or by statute.

(3)	Each of the Directors oversees the other registered investment companies in the Regions Morgan Keegan fund complex.
(4)

McFadden Communications, LLC (“McFadden Communications”), a company of which Mr. McFadden is a majority owner, commenced a commercial banking relationship with Union Planters Bank in August 2003 pursuant to which the bank extended to the company, in the ordinary course of business, secured loans and a line of credit. This relationship continued with Regions Bank subsequent to the June 30, 2004 merger of Union Planters Corporation (“Union Planters”) and Regions Financial Corporation. Since April 1, 2005, the largest aggregate amount of debt outstanding on the line of credit and loans was approximately $2.4 million. As of April 30, 2007, the approximate aggregate amount of debt outstanding was $2.1 million, a portion of which was borrowed at prime rate and the other portion of which was borrowed at 6.35%. Moreover, McFadden Communications has a ten year lease with Regions Bank for certain equipment at a cost of approximately $272,000 annually, which lease was negotiated in the market (and reflects fair market terms and conditions). Prior to merger of Union Planters and Regions Financial Corporation, McFadden Communications also performed printing services for Union Planters and one or more of its subsidiaries on a job-by-job basis competing with other printing companies. Since July 1, 2004, the company has performed similar services on the same basis for Regions Financial Corporation and one or more of its subsidiaries (collectively, the “Regions Entities”). For the period from April 1, 2005 through March 31, 2007, total revenues from services provided to the Regions Entities amounted to approximately $1.9 million representing approximately 4.3% of the company’s revenue over that same period of time.

Information About the Funds’ Officers

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Brian B. Sullivan* Age 52	President of Advantage Income Fund since 2006 President of High Income Fund since 2006 President of Multi-Sector High Income Fund since 2006 President of Strategic Income Fund since 2006	Mr. Sullivan has served as President and Chief Investment Officer of MAM since 2006. From 1999 to 2002 and from 2005 to 2007, Mr. Sullivan has served as President of AmSouth Asset Management, Inc., which will merge into MAM in late 2007. From 1996 to 1999 and from 2002 to 2005, Mr. Sullivan served as Vice President of AmSouth Asset Management, Inc. Since joining AmSouth Bank in 1982 through 1996, Mr. Sullivan served in various capacities including Equity Research Analyst and Chief Fixed Income Officer and was responsible for Employee Benefits Portfolio Management and Regional Trust Investments. He holds the Chartered Financial Analyst designation.
Thomas R. Gamble* Age 64

Vice President of Advantage Income Fund since 2004

Vice President of High Income Fund since 2003

Vice President of Multi-Sector High Income Fund since 2005

Vice President of Strategic Income Fund since 2004

Mr. Gamble has been an executive at Regions Financial Corporation since 1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice President & Manager of Employee Benefits at the Birmingham Trust Department of Regions Bank from 1981 to 2000.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
J. Thompson Weller* Age 42

Treasurer (since 2006) and Assistant Secretary (since 2004) of Advantage Income Fund

Treasurer (since 2006) and Assistant Secretary (since 2003) of High Income Fund

Treasurer (since 2006) and Assistant Secretary (since 2005) of Multi-Sector High Income Fund

Treasurer (since 2006) and Assistant Secretary (since 2004) of Strategic Income Fund

Mr. Weller has been a Managing Director and Controller of Morgan Keegan since 2001. He was Senior Vice President and Controller of Morgan Keegan from 1998 to 2001, Controller and First Vice President from 1997 to 1998, Controller and Vice President from 1995 to 1997 and Assistant Controller from 1992 to 1995. Mr. Weller also served as a Business Systems Analyst in the Investment Information Division of Metropolitan Life Insurance Co. from 1991 to 1992. Mr. Weller was also with Arthur Andersen & Co. in 1988 and Andersen Consulting from 1989 to 1991.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Charles D. Maxwell* Age 53

Secretary and Assistant Treasurer of Advantage Income Fund

since 2004

Secretary and Assistant Treasurer of High Income Fund
since 2003

Secretary and Assistant Treasurer of Multi-Sector High Income Fund
since 2005

Secretary and Assistant Treasurer of Strategic Income Fund

since 2004

Mr. Maxwell has been Executive Managing Director, Chief Financial Officer, Treasurer and Secretary of Morgan Keegan since 2006. Mr. Maxwell previously served as Managing Director of Morgan Keegan from 1998 to 2006 and Assistant Treasurer and Assistant Secretary of Morgan Keegan from 1994 to 2006. Mr. Maxwell has been Secretary and Treasurer of MAM since 1993. He was Senior Vice President of Morgan Keegan from 1995 to 1997. Mr. Maxwell also was with the accounting firm of Ernst & Young LLP from 1976 to 1986 and served as a Senior Manager from 1984 to 1986.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Michele F. Wood* Age 38

Chief Compliance Officer of Advantage Income Fund
since 2006

Chief Compliance Officer of High Income Fund
since 2006

Chief Compliance Officer of Multi-Sector High Income Fund
since 2006

Chief Compliance Officer of Strategic Income Fund
since 2006

Ms. Wood has been the Chief Compliance Officer of MAM since 2006 and is also a Senior Vice President of Morgan Keegan. She was a Senior Attorney and First Vice President of Morgan Keegan from 2002 to 2006. She was a Staff Attorney with FedEx Corporation from 2001 to 2002 specializing in employment litigation. She was an Associate with Ford & Harrison LLP from 1997 to 2001.

(1)

The address of Messrs. Weller and Maxwell and Ms. Wood is 50 North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Sullivan and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

(2)

Officers of the Funds are elected and appointed by the Boards annually and hold office until the next annual appointment and until their successors are chosen and qualified, or until they resign, are removed or are otherwise disqualified to serve.

Compensation of the Fund Directors

Directors of the Funds who are “interested persons” (as defined in the 1940 Act) of the Funds receive no salary or fees from the Funds. Independent Directors receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from each Fund. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from each Fund. An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Director is entitled to receive pension or retirement benefits from the Funds.

The table below sets forth the compensation paid to the Independent Directors by the Funds for the fiscal year ended March 31, 2007. For the calendar year ended December 31, 2006, the Independent Directors received the compensation set forth in the last column of the table below for serving as directors/trustees of all the registered investment companies in the Regions Morgan Keegan fund complex.

Name and Position With Funds	Aggregate Compensation from each Fund for the Fiscal Year Ended March 31, 2007	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From each Fund and the Fund Complex Paid to the Director for the Calendar Year Ended December 31, 2006
Independent Directors
Jack R. Blair	$7,000 Advantage $7,000 High $7,000 Multi- Sector High $7,000 Strategic	None	None	$40,000
Albert C. Johnson	$8,000 Advantage $8,000 High $8,000 Multi- Sector High $8,000 Strategic	None	None	$46,000
James Stillman R. McFadden	$8,500 Advantage $8,500 High $8,500 Multi- Sector High $8,500 Strategic	None	None	$48,875
W. Randall Pittman	$8,000 Advantage $8,000 High $8,000 Multi- Sector High $8,000 Strategic	None	None	$46,000
Mary S. Stone	$8,500 Advantage $8,500 High $8,500 Multi- Sector High $8,500 Strategic	None	None	$49,000
Archie W. Willis, III	$8,000 Advantage $8,000 High $8,000 Multi- Sector High $8,000 Strategic	None	None	$46,000

Name and Position With Funds	Aggregate Compensation from each Fund for the Fiscal Year Ended March 31, 2007	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From each Fund and the Fund Complex Paid to the Director for the Calendar Year Ended December 31, 2006
Directors who are “Interested Persons”
J. Kenneth Alderman	None	None	None	None
Allen B. Morgan, Jr.	None	None	None	None

Directors’ Ownership of Fund Securities

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all registered investment companies in the Regions Morgan Keegan fund complex as of April 30, 2007.

Name of Director	Aggregate Dollar Range of Equity Securities in each Fund*	Aggregate Dollar Range of Equity Securities in Investment Companies Overseen by Director in Fund Complex*
Independent Directors
Jack R. Blair	Advantage—None High—None Multi-Sector High—Over $100,000 Strategic—None	Over $100,000
Albert C. Johnson	Advantage—None High—None Multi-Sector High—None Strategic—None	$50,001-$100,000
James Stillman R. McFadden	Advantage—Less than $10,000 High—Less than $10,000 Multi-Sector High—Less than $10,000 Strategic—Less than $10,000	Over $100,000

Name of Director	Aggregate Dollar Range of Equity Securities in each Fund*	Aggregate Dollar Range of Equity Securities in Investment Companies Overseen by Director in Fund Complex*
W. Randall Pittman	Advantage—$10,001- $50,000 High—$10,001- $50,000 Multi-Sector High—$10,001-$50,000 Strategic—$10,001- $50,000	$50,001-$100,000
Mary S. Stone	Advantage—Less than $10,000 High—Less than $10,000 Multi-Sector High—None Strategic—Less than $10,000	$10,001-$50,000
Archie W. Willis, III	Advantage—Less than $10,000 High—Less than $10,000 Multi-Sector High—None Strategic—Less than $10,000	$10,001-$50,000
Interested Directors
J. Kenneth Alderman	Advantage—None High—None Multi-Sector High—None Strategic—Less than $10,000	Over $100,000
Allen B. Morgan, Jr.	Advantage—$10,001- $50,000 High—Over $100,000 Multi-Sector High—None Strategic—$10,001- $50,000	Over $100,000

*	Valuations as of April 30, 2007.

As of April 30, 2007, no Independent Director or their immediate family members owned beneficially or of record any securities, or had any direct or indirect material interest in, MAM or Morgan Keegan or any person controlling, controlled by or under common control with such persons.

Board and Committee Meetings

The Boards of each Fund met four times during the Funds’ fiscal year ended March 31, 2007. Each Director attended at least 75% of the total number of meetings of each Board and of any committee of which he or she was a member during that year. The Boards have an Audit Committee, Independent Directors Committee and a Qualified Legal Compliance Committee.

Audit Committees

Each Fund has an Audit Committee that consists of all of the Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the corporate governance standards of the New York Stock Exchange. The members of each Audit Committee are Messrs. Blair, Johnson, McFadden, Pittman and Willis and Ms. Stone. The Board has determined that Messrs. McFadden, Pittman and Johnson and Ms. Stone qualify as “audit committee financial experts,” as defined in item 401(h) of Regulation S-K. The principal functions of the Audit Committees are to select independent accountants to conduct the annual audit of the Funds’ financial statements, review with the independent accountants the outline, scope and results of the annual audit, and review the performance and approve all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committees meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

Each Fund has adopted a written charter for its Audit Committee, a copy of which is available on the Funds’ website at www.rmkfunds.com. The Funds’ Audit Committees have received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm for the Funds. The Audit Committees have discussed with PwC its independence with respect to the Funds and certain matters required to be discussed by Statements on Auditing Standards No. 61, as amended. The Audit Committees have considered whether the provision of non-audit services by PwC is compatible with maintaining the independence of PwC.

The Audit Committees also review and discuss the audit of each Fund’s financial statements with Fund management and with PwC. If any material concerns arise during the course of the audit and preparation of the audited financial statements mailed to stockholders and included in the Funds’ Annual Report to Stockholders, the Audit Committee would be notified by Fund management or by PwC. The Audit Committees received no such notifications for the Funds.

The Audit Committees met four times during the Funds’ fiscal year ended March 31, 2007. Subsequent to the Funds’ fiscal year ended March 31, 2007, the Committees met on May 21, 2007 and the Committee members reviewed the Funds’ audited financial statements. Attached as Appendix A is a copy of the Funds’ Audit Committee Report with respect to the Funds’ audited financial statements. Following the Audit Committees’ review and discussion regarding the audit of the Funds’ financial statements with fund management and with PwC, the Audit Committees recommended to the Directors that the Funds’ audited financial statements for the 2007 fiscal year be included in the Funds’ Annual Report to Stockholders.

Independent Directors Committees

The Independent Directors Committees consist of all of the Independent Directors. The Independent Directors Committees must determine at least annually with respect to the Funds’ advisory agreements and periodically with respect to other arrangements whether these arrangements should be approved for continuance. The Independent Directors Committees also are responsible for evaluating and recommending the selection and nomination of candidates for the Boards of Directors, including Independent Directors, assessing whether Directors should be added or removed from the Boards and recommending to the Boards policies concerning Independent Director compensation and retirement, investment in the Funds, Boards’ and Committees’ governance procedures and resources for Independent Directors and periodically reviewing compliance with any such policies adopted. The Independent Directors Committees also nominate candidates for membership on all Board Committees. Each Fund has adopted a written charter for its Independent Directors Committee, a copy of which is available on the Funds’ website at www.rmkfunds.com. The Independent Directors Committees met four times during the Funds’ fiscal year ended March 31, 2007.

Nominee Qualifications. While there is no formal list of qualifications, the Independent Director Committees consider, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and substantive knowledge in areas important to the Boards’ operations, such as a background or education in finance, auditing or the workings of the securities markets. For candidates to serve as Independent Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to remain apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate.

Identification of Nominees. The Independent Directors Committees consider prospective candidates from stockholders and any source they deem appropriate.

The Independent Directors Committees will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Each Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of Charles D. Maxwell (addressed c/o the applicable Fund, Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103). The stockholder recommendation must be received at the above address no later than January 31, 2008. Mr. Maxwell will forward properly submitted nominations to Mr. McFadden, Chairman of each Fund’s Independent Directors Committee. The Committees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. The Committees must receive the following information regarding a candidate: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believed they had identified a viable candidate, they would address the matter to the full Committee(s) for their consideration. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Qualified Legal Compliance Committees

In addition, each Fund has a Qualified Legal Compliance Committee (“QLCC”) that consists of all of the Independent Directors. The QLCCs receive, review and take appropriate action with respect to any report made or referred to the QLCCs by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under U.S. federal or state law or a similar material violation by the Funds or by an officer, director, employee or agent of the Funds. The QLCCs did not meet during the fiscal year ended March 31, 2007.

The Boards recommend that the stockholders vote “FOR” the election of each of the Class I Director Nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act as applied to each Fund require the Fund’s directors, certain of the Fund’s officers, persons who beneficially own more than 10 percent of the Fund’s common stock and certain other persons to file reports of ownership of the Fund’s common stock and change in such ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon a review of the copies of such forms furnished during or with respect to the fiscal year ended March 31, 2007, each Fund reports that Mr. Sullivan filed a late Form 3, Advantage Income Fund and Multi-Sector High Income Fund each report that Mr. McFadden filed one late Form 4; and High Income Fund reports that each of Mr. McFadden and Mr. Pittman filed one late Form 4.

DIRECTOR ATTENDANCE AT MEETINGS AND

STOCKHOLDER COMMUNICATIONS

The Funds do not have a policy on Director attendance at the Annual Meeting of Stockholders. For each Fund, no Directors attended the 2006 Annual Meeting of Stockholders. Stockholders may send written communications to the Boards or to an individual Director by mailing such correspondence to the Funds’ Secretary, Charles D. Maxwell (addressed to 50 North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PwC audited the financial statements for the fiscal year ended March 31, 2007 for each Fund. PwC serves as the independent registered public accounting firm for each Fund and provides audit services, tax services and assistance and consultation in connect with certain Fund filings with the SEC. The Audit Committee of each Fund has selected PwC as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2008, contingent upon satisfactory agreement regarding the logistics and costs of conducting the audit through an out-of-state PwC office. PwC has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire. Representatives of PwC will be available by telephone should any matter arise requiring their presence.

The SEC’s auditor independence rules require the Audit Committees of the Funds to pre-approve (a) all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firm directly to the Funds and (b) those permissible non-audit services provided by the Funds’ independent registered public accounting firm to MAM and any entity controlling, controlled by or under common control with MAM that provides ongoing services to the Funds (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Funds.

Audit and Non-audit Fees

The tables below set forth for the Funds, for the fiscal years ended March 31, 2007 and 2006, the fees billed by its independent registered public accounting firm for all audit and non-audit services provided directly to the Funds. The Funds’ independent registered public accountants did not provide any non-audit services to the Funds’ Affiliated Service Providers. Services under the caption:

•	Audit Fees are for the audit of the Funds’ annual financial statements included in the Funds’ reports to stockholders and in connection with statutory and regulatory filing or engagements;

•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include preparing the Funds’ U.S. income tax returns, tax compliance, tax advice and tax planning.

•	All Other Fees are for other products and services provided.

Fees for audit and non-audit services provided directly to each Fund:

2007	Advantage Income Fund	High Income Fund	Multi-Sector High Income Fund	Strategic Income Fund
Audit Fees	$42,875	$42,875	$42,875	$42,875
Audit-Related Fees	—	—	—	—
Tax Fees	$3,500	$3,500	$3,500	$3,500
All Other Fees	—	—	—	—

Total	$46,375	$46,375	$46,375	$46,375

2006	Advantage Income Fund	High Income Fund	Multi-Sector High Income Fund	Strategic Income Fund
Audit Fees	$35,000	$35,000	$25,000	$35,000
Audit-Related Fees	—	—	—	—
Tax Fees	$3,000	$3,000	$3,000	$3,000
All Other Fees	—	—	—	—

Total	$38,000	$38,000	$28,000	$38,000

The aggregate fees billed by PwC for non-audit services rendered to each Fund for the fiscal years ended March 31, 2007 and March 31, 2006 are as indicated under tax fees above.

Fees for non-audit services provided to the Funds’ Affiliated Service Providers for which pre-approval by the Funds’ Committees was required:

Audit-Related Fees 2007	Tax Fees 2007	All Other Fees 2007
None	None	None

Audit-Related Fees 2006	Tax Fees 2006	All Other Fees 2006
None	None	None

Aggregate non-audit fees for services provided to the Funds’ Affiliated Service Providers, regardless of whether pre-approval was required.

Aggregate Non-Audit Fees 2007
None

Aggregate Non-Audit Fees 2006
None

Pre-Approval of Audit and Non-Audit Services.

Audit and non-audit services provided to the Funds require pre-approval by the Funds’ Audit Committees. The Audit Committees pre-approve these services on a case-by-case basis. As noted above, the Audit Committees also must pre-approve those non-audit services provided to the Funds’ Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committees. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committees.

None of the services included under Audit-Related Fees, Tax Fees and All Other Fees above were approved by the Audit Committees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulations S-X.

Investment Adviser and Administrator

MAM, a subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions Financial Corporation, is the investment adviser of the Funds. The principal office of MAM is located at 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203. Morgan Keegan, a wholly owned subsidiary of Regions Financial Corporation, is the administrator of the Funds. The principal office of Morgan Keegan is located at 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for its most recent fiscal year to any stockholder upon request. Such requests should be directed to the appropriate Fund at 50 North Front Street, 15th Floor, Memphis, Tennessee 38103, or by calling (800) 564-2188.

Stockholder Proposals

The Funds expect to hold their next Annual Meeting of Stockholders in July 2008. The By-Laws of each Fund requires advance notice be given to the Fund in the event a stockholder desires to nominate Directors or make proposals to be voted on at the Fund’s Annual Meeting of Stockholders. Nominations and proposals of stockholders intended to be presented at the Meeting must be received by the Fund by January 31, 2008 and must satisfy the other requirements of the federal securities laws. Timely submission does not guarantee that such nominations or proposals will be included.

Notice of any such business must be in writing and sent to Charles D. Maxwell, addressed c/o the applicable Fund, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103.

By Order of the Boards of Directors,

Charles D. Maxwell

Secretary

Dated: May 30, 2007

Appendix A

AUDIT COMMITTEE REPORT

RMK ADVANTAGE INCOME FUND, INC.

RMK HIGH INCOME FUND, INC.

RMK MULTI-SECTOR HIGH INCOME FUND, INC.

RMK STRATEGIC INCOME FUND, INC.

(collectively, the “Funds”)

The Audit Committees of the Board of Directors of the Funds operate pursuant to the Funds’ Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, the role of the Audit Committees is to oversee the Funds’ accounting and financial reporting processes and the quality and objectivity of the Funds’ financial statements and the independent audit of those financial statements. The Committees are responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Funds’ annual audit with the Funds’ independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

The Audit Committees met on May 21, 2007 to review the Funds’ audited financial statements for the fiscal period ended March 31, 2007. In performing this oversight function, the Audit Committees reviewed and discussed the audited financial statements with Fund management and their independent auditors, PricewaterhouseCoopers LLP (“PwC”). The Audit Committees discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committees also discussed with PwC its independence.

The members of the Audit Committees are not experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and PwC.

A-1

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committees set forth above and in the Charter, the Audit Committees recommended to the Boards of Directors that the audited financial statements be included in the Funds’ Annual Report to Stockholders for the fiscal year ended March 31, 2007.

Jack R. Blair

Albert C. Johnson

James Stillman R. McFadden

W. Randall Pittman

Mary S. Stone

Archie W. Willis, III

May 21, 2007

A-2

RMK Advantage Income Fund, Inc.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Election of Class I Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:	For	Withhold

01 – James Stillman R. McFadden	☐	☐

02 – J. Kenneth Alderman	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name EXACTLY as your name appears on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, custodian or guardian, please provide your FULL title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person indicating title.

Signature 1 — Please keep signature within the box.	Date (mm/dd/yyyy) — Please print date below.

Signature 2 — Please keep signature within the box.	Date (mm/dd/yyyy) — Please print date below.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – RMK Advantage Income Fund, Inc.

Proxy for the Annual Meeting of Stockholders – July 13, 2007 at 11:00 a.m. Central Time

50 North Front Street, 21st Floor

Memphis, Tennessee 38103

Proxy Solicited by Board of Directors of RMK Advantage Income Fund, Inc.

The undersigned hereby appoints as proxies Charles D. Maxwell and J. Thompson Weller, and each of them, with full power of substitution and revocation to represent and vote all of the undersigned’s shares of RMK Advantage Income Fund, Inc. held on the record date, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on July 13, 2007 at 11:00 a.m. Central Time and any postponement or adjournment thereof (the “Meeting”).

Shares represented by this proxy will be voted as instructed by the stockholder. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the election of Directors, with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be voted on reverse side.)